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                                                               EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 23, 1998 included in International Specialty Products Inc.'s and ISP Holdings Inc.'s Form 10-K for the year ended December 31, 1997 and all references to our firm included in this registration statement.


                                      ARTHUR ANDERSEN LLP



Roseland, New Jersey
June 11, 1998